SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 14, 2004
                                (Date of report)


                          CLICKABLE ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                005-59457               820290939
  (State of Incorporation) (Commission File Number)   (IRS Employer ID)


                           711 South Columbus Avenue
                              Mt. Vernon, NY 10550
                    (Address of principle executive offices)


                          (914) 699-5190 (Registrant's
                     telephone number, including area code)

                         Achievement Tec Holdings, Inc.
                         2100 N. Highway 360, Suite 400B
                             Grand Prairie, TX 75050
          (Former name or former address, if changed since last report)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On June 6, 2003, Clickable Enterprises, Inc. formerly known as Achievement Tec Holdings, Inc. (the "Registrant"), together with its subsidiaries, was acquired by ClickableOil.com, Inc., a Delaware corporation, under a merger agreement. When the Registrant was acquired by ClickableOil.com, the Registrant's principal independent accountant, Merdinger, Fruchter, Rosen & Corso, P.C. (MFRC), was dismissed. On June 12, 2003, the Registrant engaged Weinberg & Company, P.A. as its principal independent accountant. The action to engage Weinberg & Company, P.A. was taken upon the unanimous approval of the Board of Directors of the Registrant.

      During the last two fiscal years ended December 31, 2001 and December 31, 2000 and through June 6, 2003, (i) there were no disagreements between the Registrant and MFRC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of MFRC would have caused MFRC to make reference to the matter in its reports on the Registrant's financial statements, and (ii) MFRC's report on the Company's financial statements was modified by the inclusion of an explanatory paragraph addressing the ability of the Company to continue as a going concern. During the last two most recent fiscal years ended December 31, 2001 and December 31, 2000 and through June 6, 2003, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

      During the two most recent fiscal years and through June 6, 2003, the Registrant has not consulted with Weinberg & Company, P.A. regarding either:

      1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Weinberg & Company, P.A. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

      2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

      The Registrant has requested that MFRC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated June 19, 2003, is filed as
Exhibit 16.1 to this Form 8-K.

ITEM 7(C).  EXHIBITS.

      Exhibit 16.1 Letter from Merdinger, Fruchter, Rosen & Corso, P.C., dated June 19, 2003, regarding their resignation as the Company's independent auditors.

ITEM 8. CHANGE IN FISCAL YEAR.

      Effective with the execution of the Merger Agreement with Clickable Oil.com, Inc on June 6, 2003, the Registrant has elected to adopt the fiscal year used by Clickable Oil. Accordingly, the Registrant has changed its fiscal year end to March 31st.

                                   SIGNATURE

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                Clickable Enterprises, Inc.
                                                (Registrant)



                                                By:  /s/ Nicholas Cirillo Jr.
                                                    ----------------------------
                                                Name: Nicholas Cirillo Jr.
                                                      President